                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 [X]
Filed by a Party other than the Registrant              [ ]
Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240-14a-11(c) or
       Section 240-14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
         5)   Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
                                     -------------------------------------------

         2)   Form, Schedule or Registration Statement No.:
                                                           ---------------------

         3)   Filing Party:
                           -----------------------------------------------------

         4)   Date Filed:
                         -------------------------------------------------------

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OCTOBER 14, 2003

Dear Shareholder:

                  A special meeting of shareholders of Wilmington Small Cap Core Portfolio (the "Portfolio") of WT Mutual Fund (the "Fund") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, DE 19890, on November 14, 2003, at 10:00 a.m., Eastern time (the "Meeting"). The purpose of the Meeting is set forth in the formal Notice of Special Meeting of Shareholders (the "Notice") following this letter. Included with this letter are the Notice, a proxy statement and a proxy card or proxy cards.

                  We look forward to your attendance at the Meeting or to receiving your proxy card(s) so that your shares may be voted at the Meeting. To vote, simply fill out the enclosed proxy card(s) - be sure to sign, date and return it to us in the enclosed postage paid envelope.

                  Your vote is very important to us. If we do not hear from you by November 7, 2003, a representative of the Fund or RSMC may contact you.

                  Thank you for your response and for your continued investment with the Fund.

                                        Sincerely,


                                        Robert J. Christian
                                        President
                                        WT Mutual Fund

                                 WT MUTUAL FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                  TO BE HELD ON

                                NOVEMBER 14, 2003

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Small Cap Core Portfolio (the "Portfolio") of WT Mutual Fund (the "Fund") will be held at the offices of the administrator of the Fund, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, DE 19890, on November 14, 2003, at 10:00 a.m., Eastern time for the following purposes:

         (1) To approve a change to the investment objective of the Portfolio;

         (2) To approve the reclassification of the investment objective of the Portfolio from "fundamental" to "non-fundamental;"

         (3) To approve changes to the Portfolio's investment policies and strategies;

         (4) To approve an investment advisory agreement between the Fund, on behalf of the Portfolio, and RSMC (the "Advisory Agreement"); and

         (5) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

         Shareholders of record on October 3, 2003, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve any of the proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

         Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                       By Order of the Board of Trustees
                                       of WT Mutual Fund

                                       Leah M. Anderson
                                       Secretary

October 14, 2003

                                    IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                       WILMINGTON SMALL CAP CORE PORTFOLIO
                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                             DATED OCTOBER 14, 2003

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                NOVEMBER 14, 2003

                  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Fund"), on behalf of the Wilmington Small Cap Core Portfolio (the "Portfolio") for use at the special meeting of shareholders of the Portfolio to be held at the offices of the Fund's administrator, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, DE, 19890 on November 14, 2003, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October 14, 2003.

                  THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF THE PORTFOLIO, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, WILMINGTON SMALL CAP CORE PORTFOLIO, C/O PFPC INC. AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

                               PURPOSE OF MEETING

                  The Fund is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders. The Meeting is being called in order to ask shareholders of the Portfolio to consider and vote on the following proposals:

PROPOSAL 1:     To approve a change to the investment objective of the
                Portfolio;

PROPOSAL 2:     To approve the reclassification of the investment objective of the Portfolio from "fundamental" to "non-fundamental";

PROPOSAL 3:     To approve changes to the Portfolio's investment policies and strategies;

PROPOSAL 4:     To approve an investment advisory agreement between the Fund, on behalf of the Portfolio, and RSMC (the "Advisory Agreement");
                and

PROPOSAL 5:     To transact such other business that may properly come before the Meeting, or any adjournments thereof.

                                    OVERVIEW

                  Rodney Square Management Corporation ("RSMC") recommended to the Board of Trustees of WT Mutual Fund (the "Fund") and they approved, contingent upon shareholder approval, a proposal to change the Wilmington Small Cap Core Portfolio's investment procedures. Under the proposal, the Wilmington Small Cap Core Portfolio (the "Portfolio") would no longer invest in the Small Cap Core Series of WT Investment Trust I (the "Trust"), but will invest in two or more affiliated mutual funds which invest primarily in small-capitalization equity securities (the "Proposed Structure").

                  Under the Proposed Structure, RSMC would allocate the Portfolio's assets between the Small Cap Growth Series and the Small Cap Value Series of the Trust (the "Underlying Series"). If approved, the proposals are expected to increase the expenses indirectly paid by the Portfolio as a shareholder of the Underlying Series. The increased expenses will result from the higher investment advisory fees paid by each of the Underlying Series, as well as higher operating expenses. RSMC believes that this change, if implemented, will provide an opportunity for the Portfolio to take advantage of the experience and expertise of the investment teams advising the Underlying Series.

                  Shareholders of Portfolio are also being asked to approve (i) a new investment objective, and (ii) a reclassification of the Fund's investment objective from "fundamental" to "non-fundamental." If Shareholders approve the reclassification, the investment objective will be non-fundamental, meaning that it could be changed by the Board of Trustees without approval of the Portfolio's shareholders.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT OBJECTIVE OF WILMINGTON SMALL CAP CORE PORTFOLIO

                  At the Meeting, shareholders of the Portfolio will be asked to approve a new investment objective for the Portfolio. Currently, the Portfolio's investment objective can only be changed by a vote of a majority of the outstanding shares of the Portfolio as set forth in the Investment Company Act of 1940, as amended (the "1940 Act").

                  The Portfolio's current investment objective is to seek superior long-term growth of capital. At a meeting of the Fund's Board of Trustees on August 14, 2003, the Trustees approved a new investment objective. The proposed new investment objective is to seek long-term capital appreciation. The Board also recommended that the amendment be submitted to the Portfolio's shareholders for approval at the Meeting. If approved by shareholders, the Portfolio's investment objective would be to seek long-term capital appreciation. The Portfolio's current and proposed new investment objectives are set forth below:

CURRENT INVESTMENT OBJECTIVE                                 PROPOSED NEW INVESTMENT OBJECTIVE
----------------------------                                 ---------------------------------
to seek superior long-term growth of capital                 to seek long-term capital appreciation


                  The new investment objective is intended to more accurately describe the characteristics of the securities that the Portfolio would generally expect to hold. While this change in investment objective is not expected to affect the Portfolio's total return, there can be no assurances in this regard. For the reasons set forth above, the Board of Trustees believe that the Portfolio's new investment objective is in the best interests of shareholders.

                  Shareholders of Portfolio are also being asked to approve a reclassification of the Fund's investment objective from "fundamental" to "non-fundamental" in Proposal 2, described below. If Shareholders approve Proposal 2, the investment objective will be a non-fundamental, meaning that it could be changed by the Board of Trustees without approval of the Portfolio's shareholders.

                  If shareholders of the Portfolio approve the Portfolio's new investment objective, the amendment will take effect on December 1, 2003.

REQUIRED VOTE

                  Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at a meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
                      PORTFOLIO'S NEW INVESTMENT OBJECTIVE

                                      * * *

PROPOSAL 2: APPROVAL OF A RECLASSIFICATION OF THE INVESTMENT OBJECTIVES OF THE PORTFOLIO FROM FUNDAMENTAL TO NON-FUNDAMENTAL

                  The investment objective for the Portfolio is a "fundamental" investment policy, meaning that it may not be changed without shareholder approval. The Portfolio's investment objective is not required to be fundamental, and the Board has approved a proposal that the investment objective for the Portfolio be reclassified from fundamental to non-fundamental. As a non-fundamental investment policy, the investment objective could be changed by the Board without shareholder approval if the Board determined that the change is in the best interests of shareholders.

                  RSMC has proposed this change in order to provide additional flexibility in the future to adjust the investment program of the Portfolio in response to changing market conditions and circumstances, without the expense and delay associated with a shareholder meeting to approve changes in the Portfolio's investment objective.

                  The Board does not expect to use this flexibility frequently. However, the Board would be in a position to change the investment objective of the Portfolio in circumstances when a change, in the Board's judgment, would be in the best interests of the Portfolio's shareholders. Such circumstances could result from changes in the securities markets that would render the achievement of the Portfolio's investment objective more difficult. If the Board did decide to make such a change in any non-fundamental investment objective, the Fund would provide shareholders with 60 days' written notice before the effective date of such change. If Proposal 2 is approved, shareholders will no longer have the ability to vote on proposed investment objective changes.

                  If the shareholders of the Portfolio approve the proposal to reclassify its investment objective from fundamental to non-fundamental, the Board thereafter would be permitted to change the investment objective for the Portfolio without the delay and expense of the Portfolio arranging for shareholder approval. If the Portfolio's investment objective remains fundamental and the Board determined that it was in the best interests of shareholders to change it, the Portfolio would be required to hold a shareholder meeting and send a proxy statement to shareholders seeking their instructions as to how to vote at such meeting. Obtaining shareholder approval to change the Portfolio's investment objective is likely to involve significant delays and costs.

                  The Board expects that shareholders will benefit from this proposed change because it will enable management, subject to the Board's approval, to revise the Portfolio's investment objective without incurring the time and costs associated with a shareholder vote. The Board believes that this approach provides the Portfolio with the flexibility to respond to dramatic changes in the market and is consistent with the flexibility afforded to many other mutual funds. Accordingly, the Board has determined that Proposal 2 is in the best interests of the shareholders of the Portfolio.

The table below summarizes the effects of reclassifying the investment objective from fundamental to non-fundamental.

                                                  NON-FUNDAMENTAL                       FUNDAMENTAL
                                                  INVESTMENT OBJECTIVE                  INVESTMENT OBJECTIVE
                                                  --------------------                  --------------------
Who must approve changes in an  investment        Board of Trustees                     Shareholders
objective?

How quickly can a change to the investment        Relatively quickly, because the       Relatively slowly, since a
objective be made?                                change can be accomplished by         meeting of shareholders is
                                                  action of the Board alone,
                                                  provided required that
                                                  shareholders are provided 60
                                                  days' prior written notice
                                                  that their Portfolio's
                                                  objective is being changed

What is the relative cost to change an            Less costly to change because a       Costly to change because a
investment objective?                             change can be accomplished by         shareholder vote requires
                                                  action of the Board of  Trustees      holding a meeting of
                                                                                        shareholders  with
                                                                                        additional SEC filing
                                                                                        requirements and proxy
                                                                                        solicitation efforts

REQUIRED VOTE

                  Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at a meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF THE PORTFOLIO FROM FUNDAMENTAL
                               TO NON-FUNDAMENTAL

                                      * * *

PROPOSAL 3: APPROVE OF A CHANGE OF THE PORTFOLIO'S INVESTMENT POLICIES AND STRATEGIES

                  The Portfolio currently invests all of its investable assets in a "master fund" having the same objective and policies, commonly known as a "master-feeder structure." The Small Cap Core Series or "master fund" is a series (the "Series") of the Trust. The Series is advised by RSMC. The Board of the Fund, at a meeting held on August 14, 2003, considered, approved and recommended for shareholder approval a proposal which will, upon termination of the master-feeder structure invest the Portfolio's assets into two or more affiliated mutual funds (the "Proposed Structure").

                  The Proposed Structure is similar to a "master-feeder" structure in that the Portfolio will continue to invest its assets in shares of certain series of the Trust; however, the Proposed Structure involves the investment of the Portfolio assets in shares of two or more affiliated mutual funds. See discussion below regarding other differences between the "master-feeder structure" and the Proposed Structure.

                  Under the current "master-feeder" structure, the Series is managed by RSMC, who actively manages the Series and selects securities pursuant to its experience and consistent with the Series investment objective, policies and strategies which are identical to those of the Portfolio. Under the Proposed Structure, RSMC as investment adviser to the Portfolio would allocate the Portfolio's assets among two or more Series of the Trust.

                  The investment policies and strategies of the Portfolio are not classified as fundamental, therefore the Board of Trustees may change the investment policies and strategies without shareholder approval. Because of the extent of the proposed changes, the Board of Trustees has determined to request shareholder approval of the changes outlined in this Proposal 3, and will not implement the changes without such shareholder approval. In the future, changes to the investment policies and strategies may not be presented to the shareholders for their approval since such shareholder approval is not required.

                  In connection with the implementation of the Proposed Structure, the Board of Trustees proposes to retain RSMC as investment adviser (see Proposal 4 below) for the purpose of allocating the Portfolio's assets. As investment adviser to the Portfolio, RSMC would receive no compensation. The Portfolio's current and proposed amended investment policies and strategies are set forth below:

                  CURRENT                                        PROPOSED
   INVESTMENT POLICIES AND STRATEGIES              INVESTMENT POLICIES AND STRATEGIES
   ----------------------------------              ----------------------------------
The Portfolio invests its assets in the         The Portfolio will invest at least 80%
Small Cap Core Series, which, under             of its assets in shares of the Small Cap
normal market conditions, invests at            Growth Series and Small Cap Value Series
least 80% of its total assets in the            of the Trust (the "Underlying Series"),
following equity (or related)                   which invest primarily in small
securities:                                     capitalization equity securities. The
                                                Underlying Series are expected to give
-        common stocks of U.S.                  the Fund broad exposure to small cap
         corporations that have a market        companies in the U.S. equity markets.
         capitalization which, at the           The Portfolio normally invests all of
         time of purchase, is less than         its assets in shares of the Underlying
         that of the largest stock in           Series and does not invest directly in
         Russell 2000 Index;                    stocks of other issuers. The Fund will
                                                invest in the shares of the Small Cap
-        options on, or securities              Growth Series and Small Cap Value Series
         convertible (such as                   of the Trust; however, at any time, the
         convertible preferred stock and        Fund's investment adviser may add or
         convertible bonds) into, the           substitute Underlying Series in which
         common stock of U.S.                   the Fund may invest.
         corporations described above;
                                                In deciding how to allocate the
-        options on indices of the              Portfolio's assets between the
         common stock of U.S.                   Underlying Series, the investment
         corporations described above;          adviser considers its outlook for the
         and                                    U.S. economy and financial markets, and
                                                the relative market valuations and
-        contracts for either the future        volatility of the Underlying Series. The
         delivery, or payment in respect        Fund normally invests within a range of
         of the future market value, of         40% to 60% of its assets in the Small
         certain indices of the common          Cap Growth Series and within a range of
         stock of U.S. corporations             40% to 60% of its assets in the Small
         described above, and options           Cap Value Series. The investment adviser
         upon such futures contracts.           reserves the right to adjust the
                                                percentages invested in the Underlying
The Small Cap Core Series is a                  Series and to substitute, add or
diversified portfolio of small cap U.S.         subtract to the Underlying Series. The
equity (or related) securities with a           investment adviser determines how the
market capitalization which, at the time        Portfolio allocates and reallocates its
of purchase, is less than that of the           assets between the Underlying Series.
largest stock in Russell 2000 Index. To         The major equity asset classes held by
achieve the Series' objective, the              the Underlying Series are those
Series' investment adviser employs a            categorized by the size of issuer (small
combined growth and value investment            capitalization) and investment style or
approach. The Series' investment                category (growth or value).
adviser, RSMC, uses proprietary
quantitative research techniques to find        The investment adviser does not allocate
companies with long-term growth                 the Portfolio's assets according to a
potential or that seem undervalued.             predetermined percentage or blend of the
After analyzing those companies, the            Underlying Series; instead, the
investment adviser invests the Series'          investment adviser regularly determines
assets in the stocks of companies with          the appropriate mix for the Portfolio by
the most attractive combination of              allocating among the Underlying Series.
long-term earnings, growth and                  When making these decisions, the
valuation. Securities will be sold to           investment adviser considers
make room for new

                  CURRENT                                        PROPOSED
   INVESTMENT POLICIES AND STRATEGIES              INVESTMENT POLICIES AND STRATEGIES
   ----------------------------------              ----------------------------------
companies with superior growth,                 various quantitative and qualitative
valuation and projected return                  data relating to the U.S. economy and
characteristics or to preserve capital          securities markets. This data may
where the original assessment of the            include but are not limited to:
company's growth prospects was too              projected growth trends in the U.S.
optimistic.                                     economy; forecasts for interest rates
                                                and the relationship between short- and
In the Series' efforts to achieve its           long-term interest rates (yield curve);
investment objective, it seeks to               current and projected trends in
outperform the Russell 2000 Index               inflation; relative valuation levels;
(assuming a similar investment in the           volatility in the equity market; the
securities comprising this index would          outlook and projected growth of various
reinvest dividends and capital gains            industrial sectors; information relating
distributions). The Russell 2000 Index          to business cycles; borrowing trends and
is a passive index of the smallest 2000         the cost of capital; political trends;
stocks in the Russell 3000 Index. The           data relating to trade balances; and
Russell 3000 Index is comprised of the          labor or employment information. The
3000 largest stocks in the United States        investment adviser may also consider
as measured by market capitalization.           proprietary research provided by the
                                                investment advisers of the Underlying
                                                Series. The investment adviser has the
                                                flexibility to reallocate the
                                                Portfolio's assets in varying
                                                percentages among the Underlying Series
                                                based on the investment adviser's
                                                ongoing analyses of the equity markets,
                                                although these tactical shifts are not
                                                expected to be large or frequent in
                                                nature. This approach allows the
                                                investment adviser to allocate assets
                                                among Underlying Series that employ both
                                                growth-oriented or value-oriented stock
                                                selection and to take advantage of the
                                                experience of the investment advisers of
                                                the Underlying Series in selecting
                                                either growth or value stocks.


                                                The frequency of portfolio transactions
                                                and each Underlying Series' turnover
                                                rate will vary from year to year
                                                depending on the market. Increased
                                                turnover rates incur the cost of
                                                additional brokerage commissions and may
                                                cause you to receive larger capital gain
                                                distributions. Under normal market
                                                conditions, the turnover rate is
                                                expected to be less than 100% for each
                                                of the Underlying Series.

                                                (Information regarding the investment
                                                objectives, strategies, risks and
                                                investment advisers of the Underlying
                                                Series are provided in Exhibit A
                                                attached hereto. RSMC may add or
                                                substitute Underlying Series in which
                                                the Portfolio invests.)





         Other differences between the current "master-feeder" structure and the Proposed Structure include:

         - a "master-feeder" structure provides for "pass-through" voting on the master fund's shareholder proposals to the feeder fund's shareholders, whereas a fund, using the Proposed Structure, typically does not solicit its shareholders in connection with shareholder meetings of the underlying funds and will vote on such matters in accordance with the Fund's board-approved proxy voting procedures.

         - Under the current "master-feeder" structure, the Portfolio does not enter into an investment advisory agreement because the Portfolio's assets invest solely in the shares of the Series. Under the Proposed Structure, RSMC would enter into an investment advisory agreement with the Portfolio and will be responsible for allocating the Portfolio's assets among the Underlying Series based on the criteria described above. Also, under the Proposed Structure, the Portfolio may withdraw its assets from an Underlying Series without approval from its shareholders; however, in a master-feeder structure, a feeder fund must secure approval from its shareholders to withdraw all of its assets from a master series.

         - Under a "master-feeder" structure, the "feeder" fund and "master" fund share the same investment restrictions, whereas under the Proposed Structure, the Underlying Series may not have the same investment restrictions, notwithstanding the fact that many investment restrictions are adopted in accordance with the 1940 Act and may be similar among mutual funds.

                  In approving the Proposed Structure, the Board considered information from RSMC that compared the master-feeder structure to the Proposed Structure, including comparative information about fees and expenses of both structures. RSMC explained that the change in investment structure would result in higher advisory fees before any waivers because each of the proposed Underlying Series pay a higher advisory fee than the Small Cap Core Series of the Trust, the master fund of the Portfolio. However, the possible increase in assets of the Underlying Series due to the Portfolio's investment may partially offset this increase by creating greater economies of scale and effectively reducing the increase in the advisory fee by triggering a reduction due to contractual breakpoints based on assets under management. The Portfolio would pay indirectly advisory fees and expenses associated with management and operations of the Underlying Series. The Portfolio's current expenses under the master-feeder structure and its estimated expenses under the Proposed Structure are set forth below:

                         ANNUAL FUND OPERATING EXPENSES
                           (AS A PERCENTAGE OF ASSETS)

                                                          CURRENT         PROPOSED
                                                          -------         --------
   Management fees                                         0.75%            None(1)
   Distribution (12b-1) fees                               None             None
   Other expenses                                            __%             __%
   Underlying Series' expenses                              n/a              __%(2)
   TOTAL ANNUAL OPERATING EXPENSES                           __%             __%

1 The investment adviser to the Portfolio under the Proposed Structure is RSMC and the investment advisers to the Small Cap Growth Series and Small Cap Value Series are Roxbury Capital Management, LLC ("Roxbury") and Cramer Rosenthal McGlynn, LLC ("CRM"), respectively. RSMC, will not be paid an advisory fee for services provided to the Portfolio. Instead, Roxbury and CRM, as investment advisers to the respective Underlying Series will receive investment advisory fees of 1.00% and 0.75%, respectively.

2 "Underlying Series expenses" are based upon the equal allocation of the Portfolio's assets between the Small Cap Growth Series and the Small Cap Value Series. Actual Underlying Series' expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above. The Portfolio will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Series. These expenses are set forth in the table below.

                                               Small Cap                      Small Cap
                                             Growth Series                  Value Series
       Management fees                           1.00%                          0.75%
       Other expenses                              __%                            __%
       Total Annual Operating Expenses             __%                            __%

EXAMPLE

      The table below shows what a shareholder would pay under current expenses and under the proposed expenses, if he or she invested $10,000 over the time periods indicated assuming (i) all dividends and distributions were reinvested,
(ii) an average annual return of 5%, (iii) total operating expenses are charged and remain the same over the time periods, and (iv) the investment was redeemed at the end of each time period. Although actual costs may be higher or lower based on these assumptions, the costs would be:1

                                   CURRENT           PROPOSED
                                   -------           --------
               1 Year         $                  $
               3 Years        $                  $
               5 Years        $                  $
               10 Years       $                  $

      The aggregate of the Underlying Series advisory fee (net of fee waivers) will be higher than the fees and expenses currently paid under the "master-feeder" structure. However, RSMC believes that, if approved, the Proposed Structure would afford the Portfolio greater investment opportunity as well as greater flexibility for RSMC to manage the Portfolio's investments. Moreover, RSMC informed the Board that it believes that the change to the Proposed Structure will not result in a material change in the level of investment risk over the risks associated with the current "master-feeder" structure. RSMC based its opinion on the fact that both structures seek to achieve the Portfolio's objective through investments in a diversified portfolio of small cap stocks and that the risk exposure associated with the particular asset class would not increase or diminish under the Proposed Structure.

      RSMC, prior to presenting the Proposed Structure to the Board, also considered other alternative proposals, including the Portfolio's investing: (1) directly in individual securities; and (2) into another master fund. RSMC noted that currently no other master fund with a similar or comparable investment objective to that of the Portfolio existed other than the Underlying Series and the costs associated with direct investment in a portfolio of securities would likely increase the Portfolio's expense ratios.

      THE TRUSTEES CONSIDERATIONS

      In light of the foregoing information presented by RSMC for its consideration, the Board determined that the conversion to the Proposed Structure was in the best interest of the Portfolio and its shareholders and authorized submission of the proposal for approval by the Portfolio's shareholders. If approved by shareholders at the Meeting, the Proposed Structure will take effect at close of business November 28, 2003.

REQUIRED VOTE

      Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of
(i) 67% of the voting securities of the Portfolio present at a meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.



      (1) The above Example is for comparison purposes only and to provide an indication of the effects of implementing the Proposed Structure and is not a representation of the Portfolio's actual expenses and returns, either past or future.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE CHANGE OF THE
                 PORTFOLIO'S INVESTMENT POLICIES AND STRATEGIES

                                      * * *

PROPOSAL 4: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND, ON BEHALF OF THE PORTFOLIO, AND RSMC.

            As previously discussed in Proposal 3, shareholders of the Portfolio will vote on a proposal involving a change in the Fund's investment policies and strategies in connection with the change from a master-feeder structure to the Proposed Structure whereby the Portfolio will invest in two or more affiliated mutual funds. In connection with and contingent upon that proposal's approval, shareholders of the Portfolio are being asked to approve a new investment advisory agreement between the Fund, on behalf of the Portfolio, and RSMC (the "Advisory Agreement"). Under this agreement, RSMC will serve as the Portfolio's investment adviser and allocate the Portfolio's assets to the Underlying Series -- currently the Small Cap Growth Series and the Small Cap Value Series -- as discussed previously under Proposal 3.

            Currently, the Portfolio does not have an investment adviser because, under the master-feeder structure, the Portfolio's assets are invested into a master fund with identical investment objective, policies, strategies and limitations as those of the Portfolio. The Portfolio does, however, indirectly pay investment advisory fees due to its investment in its master fund which does retain RSMC as its investment adviser.

            The 1940 Act requires that shareholder approval must be obtained before a new investment advisory agreement takes effect. As previously discussed in Proposal 3, the Board at its meeting on August 14, 2003 considered the proposal by RSMC to direct the Portfolio's investments, particularly using its allocation strategy between growth and value securities with small capitalizations. Under the proposed new Advisory Agreement, RSMC will not receive compensation for its services. Proposal 3 and this Proposal 4 must be approved by the Portfolio's shareholders, in order to implement the Proposed Structure.

            In the event either Proposal 3 or Proposal 4 is not approved by the vote of shareholders, neither proposal will be implemented. If both Proposal 3 and Proposal 4 are approved by shareholders, the Advisory Agreement and changed investment policies and strategies will take effect on December 1, 2003.

INFORMATION ABOUT RSMC

            RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation. Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, CRM and Roxbury are registered investment advisers. In addition, Wilmington Brokerage Services Company, and Balentine and Company LLC, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. The name and principal occupation of each director of RSMC as of October 3, 2003 were as follows:

NAME OF DIRECTOR           OCCUPATION
----------------           ----------
Robert J. Christian        Director, President and CEO of RSMC
Eric K. Cheung             Director and Vice President of RSMC
Joseph M. Fahey, Jr.       Director, Vice President and Secretary of RSMC
E. Matthew Brown           Director and Vice President of RSMC

      Robert J. Christian, who is President of RSMC and an officer of Wilmington Trust, also is President and Trustee of the Fund. Messrs. Cheung and Fahey, who are each an officer of Wilmington Trust and RSMC, also are officers of the Fund.

SUMMARY OF PROPOSED ADVISORY AGREEMENT

      The proposed Advisory Agreement is attached hereto as Exhibit B. A description of the proposed Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

      GENERAL. Under the terms of the proposed new Advisory Agreement, RSMC agrees to: (a) direct the investments of the Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations;
(b) purchase and sell for the Portfolio securities and other investments consistent with the Portfolio's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Portfolio; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Portfolio; (e) make available and provide such information as the Portfolio and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of the Portfolio and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Portfolio. RSMC may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the RSMC delegates any or all of its duties as stated above.

      COMPENSATION. RSMC receives no compensation for services rendered to the Portfolio.

      LIABILITY OF RSMC. The Advisory Agreement provides that RSMC shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Portfolio, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of RSMC.

      TERM. If the Advisory Agreement is approved by shareholders, it will take effect on December 1, 2003 and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or (ii) by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Portfolio, and, in either case
(iii) by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Fund).

      TERMINATION OF THE AGREEMENT. Under the terms of the Advisory Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Fund, on behalf of the Portfolio, may agree to terminate the Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by the vote of the Board of the Fund. The Advisory Agreement shall terminate automatically in the event of its assignment.

THE TRUSTEES' CONSIDERATIONS

      The proposed Advisory Agreement was presented to the Board for its consideration at a Board of Trustees meeting held on August 14, 2003. The Board, and, separately, those Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees"), voted unanimously to approve the New Advisory Agreement.

      The Board's decision to approve and recommend for shareholder approval the Advisory Agreement reflects the exercise of its business judgment. During its consideration of the Advisory Agreements, the Board considered many factors, including: (1) investment objectives and performance history of the Portfolio;
(2) the investment adviser's management philosophy, personnel and processes; (3) the expectations of shareholders; (4) the state of competition in the mutual fund industry; (5) comparable fees in the mutual fund industry; (6) the range and quality of services expected to be provided to the Portfolio and its shareholders in addition to investment advisory services; and (7) the Portfolio's relationship to other portfolios in the Wilmington family of funds. RSMC will not receive any compensation for its services provided to the Portfolio (see Proposal 3 for a discussion on the effect of the implementation of the Proposed Structure on the expense ratio of the Portfolio).

      In order to provide for the services described above, the shareholders are being asked to approve the Advisory Agreement.

REQUIRED VOTE

      Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of
(i) 67% of the voting securities of the Portfolio present at a meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
          PORTFOLIO VOTE "FOR" THE APPROVAL OF THE ADVISORY AGREEMENT.

                                      * * *

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

      The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

            Distributor                       PFPC Distributors, Inc.
            Administrator                     RSMC
            Sub-Administrator, Accounting     PFPC Inc.
            Agent and Transfer Agent
            Custodian                         Wilmington Trust Company
            Sub-Custodian                     PFPC Trust Company
            Independent Auditors              Ernst & Young LLP
            Legal Counsel                     Pepper Hamilton LLP

      PFPC Distributors Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

      The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Portfolio. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact ADPtoll-free at [TOLL FREE NUMBER].

REVOCATION OF PROXY

      Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

      The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Portfolio, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposals or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Meeting.

SHAREHOLDINGS INFORMATION

      Holders of record of the shares of the Portfolio at the close of business on October 3, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

      As of the record date, the Portfolio had [NUMBER OF SHARES] shares issued and outstanding, all of which are Institutional Shares of the Portfolio. To the best of the knowledge of the Fund, as of the Record Date, no person owned beneficially more than 5% of the Portfolio's outstanding shares, except as stated in Exhibit C.

      Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Portfolio. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolio held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolio's shares that are issued and outstanding.

      Exhibit D lists the amount of shares of the Portfolio owned directly or indirectly by the Trustees and the amount of shares of the Portfolio owned by the Trustees and officers of the Fund as a group.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

      No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Fund and/or Portfolio.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO
               POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    By Order of the Board of Trustees
                                    of WT Mutual Fund


                                    Leah M. Anderson
                                    Secretary

                                    EXHIBIT A

    INVESTMENT OBJECTIVE, STRATEGIES AND RISKS OF SMALL CAP GROWTH SERIES AND
                 SMALL CAP VALUE SERIES OF WT INVESTMENT TRUST I

                  SMALL CAP GROWTH SERIES                                   THE SMALL CAP VALUE SERIES
                  -----------------------                                   --------------------------
INVESTMENT OBJECTIVE                                         INVESTMENT OBJECTIVE

Seeks to achieve long-term capital appreciation.             Seeks to achieve long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES                                PRIMARY INVESTMENT STRATEGIES

The Small Cap Growth Series, under normal market             The Small Cap Value Series invests, under normal
conditions, will invest at least 80% of its total assets     conditions, at least 80% of its total assets in the
in the following equity or equity-related securities:        following equity (or related) securities:

-    common stocks of U.S. corporations that are             -     common and preferred stocks of U.S.
     judged by the investment adviser to have strong               corporations that are judged by the investment
     growth characteristics or to be undervalued in the            adviser to be undervalued in the marketplace
     marketplace relative to underlying profitability and          relative to underlying profitability and have a
     have a market capitalization which, at the time of            market capitalization, at the time of purchase,
     purchase, is equal to or less than the capitalization         less than the capitalization of the largest stock
     of the largest stock in the S&P SmallCap 600 Index            in the Russell 2000 Value Index ("small cap
     ("small cap companies");                                      company");

-    options on, or securities convertible (such as          -     securities convertible (such as convertible
     convertible preferred stock, convertible bonds,               preferred stock and convertible bonds) into, the
     warrants and debentures) into, the common stock of            common stock of small cap companies; and
     small cap companies;
                                                             -     warrants.
-    options on indices of the common stock of small
     cap companies; and                                      The Series may, without limit, invest in commercial
                                                             paper and other money market instruments rated in one
-    contracts for either the future delivery, or            of the two highest rating categories by a nationally
     payment in respect of the future market value, of       recognized statistical rating organization, in response
     certain indices of the common stock of small cap        to adverse market conditions, as a temporary defensive
     companies, and options upon such futures contracts.     position. The result of this action may be that the
                                                             Series will be unable to achieve its investment
Small cap companies are those whose capitalization is        objective.
similar to the market capitalization of companies in the
S&P Small Cap 600 Index at the time of the Series'           The Small Cap Value Series is a diversified portfolio
investment. As of [______________, 2003], the market         of U.S. equity (or related) securities of small cap
capitalization of the companies that make up the S&P Small   companies that are deemed by CRM to be undervalued as
Cap 600 Index was between [$__ million and $__billion].      compared to a company's profitability potential.
Due to market price adjustments or other events after the
time of purchase, it is possible that an investment's        The Series seeks to invest in stocks that are less
market capitalization may drift above or below this range.   expensive than comparable companies, as determined by
Nevertheless, companies whose capitalization no longer       price-to-earnings ratios, price-to-cash flow ratios,
meets this definition after purchase continue to be          asset value per share or other measures. Value
considered to have a small market capitalization for         investing therefore may reduce risk while offering
purposes of the 80% policy. The Series is not limited to     potential for capital appreciation as a stock gains
only small-cap companies, and under normal market            favor among other investors and its price rises.
conditions, may invest up to
                                                             The Series is managed by Cramer Rosenthal McGlynn LLC
                                                             ("CRM") who relies on selecting individual stocks

                  SMALL CAP GROWTH SERIES                                   THE SMALL CAP VALUE SERIES
                  -----------------------                                   --------------------------

20% of its assets in stocks of companies with higher
capitalizations. The Series may also invest in certain
option and financial futures contracts ("derivatives")
foreign securities, including American Depositary            and does not try to predict when the stock market might
Receipts.                                                    rise or fall. It seeks out those stocks that are
                                                             undervalued and, in some cases, neglected by financial
The Series is managed by Roxbury Capital Management, LLC     analysts. CRM evaluates the degree of analyst
("Roxbury"). Roxbury believes that over the long-term,       recognition by monitoring the number of analysts who
companies that experience a higher growth in earnings and    follow a company and recommend its purchase or sale to
cash flow per share will achieve higher investment           investors.
returns. By consistently investing in a diversified
portfolio of high growth companies and by applying           CRM starts by identifying early changes in a company's
valuation disciplines, Roxbury believes that superior        operations, finances or management. CRM is attracted to
long-term investment returns can be achieved at an           companies which will look different tomorrow -
acceptable level of risk.                                    operationally, financially, managerially - when
                                                             compared to yesterday. This type of dynamic change
Roxbury uses a bottom-up approach to investing. This         often creates confusion and misunderstandings and may
investment approach searches for potential investment        lead to a drop in a company's stock price. Examples of
opportunities in individual companies by researching a       change include mergers, acquisitions, divestitures,
company's financial statements, underlying industry          restructurings, change of management, new
trends, competitive dynamics and other relevant              market/product/means of production/distribution,
information. The adviser uses a bottom up approach to not    regulatory change, etc. Once change is identified, CRM
only identify new investment opportunities but also to       evaluates the company on several levels. It analyzes:
evaluate existing investments on an ongoing basis to
determine continued suitability.                             -     Financial models based principally upon
                                                                   projected cash flows;
Roxbury selects stocks it believes exhibit consistent,
above average growth prospects. Through research and its     -     The price of a company's stock in the context
understanding of business fundamentals, Roxbury seeks to           of what the market is willing to pay for stock of
identify companies with sound economic business models,            comparable companies and what a strategic buyer
reputable managements, strong competitive positions, and           would pay for the whole company;
the ability to grow their businesses in a variety of
economic environments. Additionally, all investments         -     The extent of management's ownership interest
undergo a valuation analysis to estimate their risk/reward         in a company; and
characteristics.
                                                             -     A company's market by corroborating its
Roxbury's research team analyzes a broad universe of               observations and assumptions by meeting with
companies to identify potential research candidates.               management, customers and suppliers.
Companies are screened for several metrics including but
not limited to revenue and earnings growth, debt leverage,   CRM also evaluates the degree of recognition of a
operating margin characteristics, cash flow generation,      company by the investors by monitoring the number of
and return on invested capital. Companies which pass the     sell side analysts who closely follow a company and the
screens are subject to more thorough research to evaluate    nature of its shareholder base. Before deciding to
their investment suitability.                                purchase a stock, CRM conducts an extensive amount of
                                                             business due diligence to corroborate its observations
Final investment candidates are evaluated and approved by    and assumptions.
Roxbury's investment committee based on individual
investment merits, and within the context of the Series'     The identification of change comes from a variety of
overall portfolio characteristics and diversification        sources including the private capital network which CRM
guidelines. The Series may invest in up to 100 stocks. At    has established among its clients, historical
the time of purchase individual stock holdings may           investments and intermediaries. CRM also makes
represent up to 5% of a Series' value. Due to market         extensive use of clipping services and regional brokers
                                                             and bankers to identify elements of change. Members of
                                                             CRM's portfolio management team regularly meet
                                                             companies around the country and sponsor more than

                  SMALL CAP GROWTH SERIES                                   THE SMALL CAP VALUE SERIES
                  -----------------------                                   --------------------------
price fluctuations individual stock holdings may exceed
5% of the value of the total portfolio. Each Series may
over or underweight certain industries and sectors based
on Roxbury's opinion of the relative attractiveness of       200 company/management meetings in its New York office.
companies within those industries and sectors. The Series
may not invest in more than 10% of the outstanding shares    In order to place a valuation on the proposed
of a company.                                                investment, CRM will consider a company's historic
                                                             valuation multiples, multiples of companies and
                                                             multiples paid in private market transactions. In its
                                                             overall assessment, CRM seeks stocks that it believes
                                                             have a greater upside potential than downside risk over
                                                             an 18 to 24-month holding period.

                                                             An important function of CRM is to set a price target
                                                             at which the stock will be sold when there has been no
                                                             fundamental change in the investment case. In setting a
                                                             price target for a stock, CRM considers appreciation
                                                             potential relative to risk over a two year period. CRM
                                                             constantly monitors the companies held by the Series to
                                                             determine if there have been any fundamental changes in
                                                             the reasons that prompted the initial purchase of the
                                                             stock. If significant changes for the better have not
                                                             materialized, the stock will be sold. The initial
                                                             investment case for stock purchase, which has been
                                                             documented, is examined by CRM's portfolio management
                                                             team. A final decision on selling the stock is made
                                                             after all such factors are analyzed.

                                                             The frequency of portfolio transactions and the Series'
                                                             turnover rate will vary from year to year depending on
                                                             the market. Increased turnover rates incur the cost of
                                                             additional brokerage commissions and may cause larger
                                                             capital gains distributions. Under normal market
                                                             conditions, the Series turnover rate is expected to be
                                                             less than 100%.

RISKS                                                        RISKS

SMALL CAP RISK: Small cap companies may be more vulnerable   SMALL CAP RISK: Small cap companies may be more
than larger companies to adverse business or economic        vulnerable than larger companies to adverse business or
developments. Small cap companies may also have limited      economic developments. Small cap companies may also
product lines, markets or financial resources, may be        have limited product lines, markets or financial
dependent on relatively small or inexperienced management    resources, may be dependent on relatively small or
groups and may operate in industries characterized by        inexperienced management groups and may operate in
rapid technological obsolescence. Securities of such         industries characterized by rapid technological
companies may be less liquid and more volatile than          obsolescence. Securities of such companies may be less
securities of larger companies and therefore may involve     liquid and more volatile than securities of larger
greater risk than investing in larger companies.             companies and therefore may involve greater risk than
                                                             investing in larger companies.
GROWTH-ORIENTED INVESTING RISK: The risk that an
investment in a growth-oriented portfolio may be more        VALUE INVESTING RISK: The risk that a Series'
volatile than the rest of the U.S. market as a whole.        investment in companies whose securities are believed
                                                             to be undervalued, relative to their underlying
                                                             profitability, do


                  SMALL CAP GROWTH SERIES                                   THE SMALL CAP VALUE SERIES
                  -----------------------                                   --------------------------

DERIVATIVES RISK: Some of the Series' investments may be     not appreciate in value as anticipated.
referred to as "derivatives" because their value depends
on, or derived from, the value of an underlying asset,
reference rate or index. These investments include           DERIVATIVES RISK: Some of the Series' investments may
options, futures contracts and similar investments that      be referred to as "derivatives" because their value
may be used in hedging, risk management, or other            depends on, or is derived from, the value of an
portfolio management purposes consistent with the Series'    underlying asset, reference rate or index. These
investment objective. The market value of derivative         investments include options, futures contracts and
instruments and securities is sometimes more volatile than   similar investments that may be used in hedging and
that of other investments, and each type of derivative may   related income strategies. The market value of
pose its own special risks. As a fundamental policy, no      derivative instruments and securities is sometimes more
more than 15% of the Series' total assets may at any time    volatile than that of other investments, and each type
be committed or exposed to derivative strategies.            of derivative may pose its own special risks. As a
                                                             fundamental policy, no more than 15% of a Series' total
MARKET RISK: The risk that the market value of a security    assets may be committed or exposed to derivative
may fluctuate, sometimes rapidly and unpredictably. The      strategies.
prices of equity securities change in response to many
factors including the historical and prospective earnings    MARKET RISK: The risk that the market value of a
of the issuer, the value of its assets, general economic     security may fluctuate, sometimes rapidly and
conditions, interest rates, investor perceptions and         unpredictably. The prices of equity securities change
market liquidity.                                            in response to many factors including the historical
                                                             and prospective earnings of the issuer, the value of
VALUATION RISK: The risk that the Series has valued          its assets, general economic conditions, interest
certain of its securities at a higher price than it can      rates, investor perceptions and market liquidity.
sell them.
                                                             VALUATION RISK: The risk that a Series has valued
OPPORTUNITY RISK: The risk of missing out on an investment   certain of its securities at a higher price than it can
opportunity because the assets necessary to take advantage   sell them.
of it are tied up in less advantageous investments.
                                                             OPPORTUNITY RISK: The risk of missing out on an
FOREIGN SECURITY RISK. The risk of losses due to             investment opportunity because the assets necessary to
political, regulatory, economic, social or other             take advantage of it are tied up in less advantageous
uncontrollable forces in a foreign country not normally      investments.
associated with investing in the U.S. markets.
                                                             FOREIGN SECURITY RISK. The risk of losses due to
LIQUIDITY RISK. The risk that certain securities may be      political, regulatory, economic, social or other
difficult or impossible to sell at the time and the price    uncontrollable forces in a foreign country not normally
that the Series desires to sell a security.                  associated with investing in the U.S. markets.

                                                             LIQUIDITY RISK. The risk that certain securities may be
                                                             difficult or impossible to sell at the time and the
                                                             price that the Series desires to sell a security.

INVESTMENT ADVISER                                           INVESTMENT ADVISER

Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire    Cramer Rosenthal McGlynn, LLC ("CRM"), 707 Westchester
Boulevard, Suite 1000, Santa Monica, California 90401,       Avenue, White Plains, New York 10604, serves as the
serves as the investment adviser for the Series. Roxbury     investment adviser to the Small Cap Value Series and to
is engaged in a variety of investment advisory activities    other Series of the Trust. Subject to the general
including the management of separate accounts and, as of     control of the Board of Trustees, CRM makes investment
_____________, 2003, had assets under management of          decisions for the Series. CRM and its predecessors have
approximately $____                                          managed investments in small, medium and large
                                                             capitalization companies for more

                  SMALL CAP GROWTH SERIES                                   THE SMALL CAP VALUE SERIES
                  -----------------------                                   --------------------------
billion.

The Small Cap Growth Series pays Roxbury a monthly           than twenty-nine years. As of _________, 2003,
advisory fee at the annual rate of 1.00% of the Series'      CRM had over $____ billion of assets under management.
first $1 billion of average daily net assets; 0.95% of the
Series' next billion of average daily net assets; and        For the twelve months ended June 30, 2003, CRM received
0.90% of the Series' average daily net assets over $2        investment advisory fees of 0.75% for the Small Cap
billion.                                                     Value Series, as a percentage of each Series' average
                                                             daily net assets.
PORTFOLIO MANAGERS
                                                             PORTFOLIO MANAGERS

The day-to-day management of the Series is the               The day-to-day management of the Large Cap Value
responsibility of Roxbury's investment committee which       Series, the Small Cap Value Series is shared by a team
includes the following individuals. The investment           of individuals employed by CRM. Ronald H. McGlynn and
committee meets regularly to make investment decisions for   Jay B. Abramson are responsible for the overall
the Series and relies on Roxbury's research team. The        management of each Series. James P. Stoeffel and Terry
business experience of individuals at Roxbury primarily      Lally are the leaders of the team responsible for the
responsible for researching and recommending investment      management of the Small Cap Value Series. Carl Brown,
opportunities for the Series is as follows:                  Todd Denker, Brendan Hartman, and Michael Caputo assist
                                                             each team leader in the day-to-day management of the
STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has   Series. Each portfolio manager's business experience
eleven years of investment management experience. Mr.        and educational background is as follows:
Marshman is a member of Roxbury's Small Cap Growth
Investment Team. From 1995 to July 2002, Mr. Marshman was    RONALD H. MCGLYNN is a Co-founder, Chief Executive
with Columbia Funds Management Company ("Columbia") where    Officer and President of CRM and has over 34 years of
he was a Portfolio Manager for the Small/Mid-Cap             investment experience. Prior to co-founding CRM in
Investment Team as well as an Equity Analyst focusing on     1973, Mr. McGlynn was a Portfolio Manager at
Small-Mid Cap securities. His responsibilities at Columbia   Oppenheimer & Co. He received a B.A. from Williams
also included Portfolio Management for Columbia's            College and an M.B.A. from Columbia University.
Technology Fund. Prior to joining Columbia, Mr. Marshman
was a fighter pilot in the US Air Force.                     JAY B. ABRAMSON, CPA is an Executive Vice President of
                                                             CRM. Mr. Abramson joined CRM in 1985 and is responsible
ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and      for investment research and portfolio management. Mr.
has ten years of investment management experience. Mr.       Abramson received a B.S.E. and J.D. from the University
Marvin is a member of Roxbury's Small Cap Growth             of Pennsylvania Wharton School and Law School,
Investment Team. From 1998 to July 2002, Mr. Marvin was      respectively, and is a Certified Public Accountant.
with Columbia where he was a Portfolio Manager in the
Small/Mid-Cap Investment Team as well as an Equity Analyst   JAMES P. STOEFFEL, CPA joined CRM as a Vice President
focusing on Small-Mid Cap securities. Prior to joining       in March 2001 and is responsible for portfolio
Columbia, he was Vice President and Consumer Analyst for     management and investment research. Prior to joining
The Seidler Companies, a Los Angeles based boutique          CRM, Mr. Stoeffel was the Director of Research at
research and brokerage firm. Mr. Marvin began his career     Palisade Capital Management from March 1999 to March
at Deloitte & Touche where he earned his CPA and became a    2001. Prior to that, he was Vice President in the
Senior Consultant.                                           Emerging Growth Stocks Research Group at Salomon Smith
                                                             Barney from March 1993 to March 1999. He served as a
BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has       Senior Financial Analyst/ Assistant Treasurer with
seven years of investment management experience. Mr.         Ticor Title Insurance Co., and as an auditor. Mr.
Smoluch is a member of Roxbury's Small Cap Growth            Stoeffel earned a B.A. from Washington & Lee University
Investment Team. From 1996 to July 2002, Mr. Smoluch was     and an M.B.A. from New York University's Stern School
with Columbia where he was a Portfolio                       of Business and is a Certified Public



                  SMALL CAP GROWTH SERIES                                   THE SMALL CAP VALUE SERIES
                  -----------------------                                   --------------------------
Manager in the                                                Accountant.
Small/Mid-Cap Investment Team as well as an Equity Analyst
focusing on Small-Mid Cap securities. From July 1994 to      TERRY LALLY, CFA is a Vice President of CRM and joined
June 1996, he was a Financial Analyst at Salomon Brothers    the firm in 2000. He is responsible for investment
Investment Banking in New York City.                         research. Prior to joining CRM, Mr. Lally worked for
                                                             nine years at The Prudential in U.S. small cap and
                                                             emerging market equity analysis, corporate finance, and
                                                             equity trading. Mr. Lally earned a B.B.A. from the
                                                             University of Notre Dame in 1989, an M.B.A. from
                                                             Harvard University in 1995, and is a Chartered
                                                             Financial Analyst.

                                                             CARL D. BROWN joined CRM in April 1999 and is a
                                                             Research Analyst. Prior to joining CRM, Mr. Brown was a
                                                             Tax Consultant and CPA at KPMG Peat Marwick from 1994
                                                             to April 1999. He earned a B.A. from the University of
                                                             Pennsylvania in 1994 and an M.B.A. from New York
                                                             University's Stern School of Business in 1996.

                                                             TODD R. DENKER, CFA joined CRM as a Research Analyst in
                                                             January 2001. Prior to joining the firm, Mr. Denker was
                                                             an Equity Research Analyst at CIBC World Markets from
                                                             1997 to January 2001. He received a B.S. from the State
                                                             University of New York at Albany in 1993, an M.B.A.
                                                             from New York University's Stern School of Business in
                                                             1998, and is a Chartered Financial Analyst.

                                                             BRENDAN J. HARTMAN joined CRM in March 2001 as a
                                                             Research Analyst. Prior to joining CRM, Mr. Hartman was
                                                             a Research Analyst at Donaldson, Lufkin & Jenrette from
                                                             October 1997 to February 2001 and at Salomon Brothers
                                                             from June 1996 to October 1997. His other work
                                                             experience includes Latin American Telecom Analyst at
                                                             Smith New Court, and Latin American Telecom & Latin
                                                             American Metal & Mining Analyst at HSBC/James Capel
                                                             from 1995 to 1996. He earned a B.A. from Lehigh
                                                             University in 1990 and an M.B.A. from New York
                                                             University's Stern School of Business in 1996.

                                                             MICHAEL J. CAPUTO joined CRM as a Research Analyst in
                                                             August 2002. Prior to joining CRM, he was a Vice
                                                             President in Corporate Finance at Morgan Stanley from
                                                             March 2000 to August 2002. Prior to that, he worked in
                                                             Corporate Finance at Lehman Brothers from August 1998
                                                             to March 2000 and at Dillon Reed from August 1996 to
                                                             August 1998. Mr. Caputo earned a B.A. from the
                                                             University of Notre Dame and an M.B.A. from the Wharton
                                                             School.

                                    EXHIBIT B

                      FORM OF INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                 WT MUTUAL FUND
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

            AGREEMENT made this ___ day of_____, 2003, by and between WT Mutual Fund, a Delaware business trust (hereinafter called the "Fund"), and Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (hereinafter called the "Adviser").

            WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (the "Series"), each corresponding to a distinct portfolio; and

            WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

            WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Series in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

      a. INVESTMENT ADVISORY SERVICES.

            i. The Adviser shall direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

            ii. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies.

      b. CORPORATE MANAGEMENT SERVICES.

            i. The Adviser shall furnish for the use of the Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.

            ii. The Adviser shall pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.

      c. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

      d. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

      e. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

      f. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

      a. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Series, and for the selection of the markets on or in which the transactions will be executed.

      b. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.

      c. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Series' brokerage.

      d. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

      e. It is understood that the Adviser may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.

      f. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

      g. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Series' total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Series, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

      a. fees payable for administrative services;

      b. fees payable for accounting services;

      c. the cost of obtaining quotations for calculating the value of the assets of each Series;

      d. interest and taxes;

      e. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

      f. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

      g. legal and audit expenses;

      h. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

      i. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

      j. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;

      k. premiums for fidelity bond and other insurance coverage;

      l. the Fund's association membership dues;

      m. expenses of typesetting for printing Prospectuses;

      n. expenses of printing and distributing Prospectuses to existing shareholders;

      o. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

      p. service fees payable by each Series to the distributor for providing personal services to the shareholders of each Series and for maintaining shareholder accounts for those shareholders;

      q. distribution fees; and

      r. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

6. ACTIVITIES AND AFFILIATES OF THE ADVISER.

      a. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

      b. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Series of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Series may have an interest. The Adviser shall have no obligation to recommend for any Series a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Series or otherwise.

      c. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

7. LIABILITIES OF THE ADVISER.

      a. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

      b. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

8. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

9. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

10. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Series in the manner required by the 1940 Act and the rules thereunder.

11. TERMINATION. This Agreement:

      a. may at any time be terminated without payment of any penalty by the Fund with respect to any Series (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

      b. shall immediately terminate in the event of its "assignment"; and

      c. may be terminated with respect to any Series by the Adviser on sixty
(60) days' written notice to the Fund.

12. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

13. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

            IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

                                    WT MUTUAL FUND

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------


                                    RODNEY SQUARE MANAGEMENT CORPORATION

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

                                   SCHEDULE A

                                DATED _____, 2003
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                DATED_____, 2003
                                     BETWEEN
                                 WT MUTUAL FUND
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                    EXHIBIT C

                  BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF

                       WILMINGTON SMALL CAP CORE PORTFOLIO

                             (AS OF OCTOBER 3, 2003)

CLASS         NAME AND ADDRESS      NUMBER OF SHARES      PERCENT OF CLASS
-----         ----------------      ----------------      ----------------
INSTITUTIONAL

                                    EXHIBIT D

                  SHARES OF WILMINGTON SMALL CAP CORE PORTFOLIO
                         OWNED BY TRUSTEES AND OFFICERS

            The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in the Portfolio as of October 3, 2003. The information as to beneficial ownership is based on statements furnished to the WT Mutual Fund by each Trustee and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power,
(ii) each Trustee's individual shareholdings of the Portfolio constitutes less than 1% of the outstanding shares of the Portfolio, and (iii) as a group, the Trustees and officers of WT Mutual Fund own less than 1% of the shares of the Portfolio.

CLASS                                                NAME OF TRUSTEE      NUMBER OF SHARES      PERCENT OF CLASS
-----                                                ---------------      ----------------      ----------------
INSTITUTIONAL

AGGREGATE SHARE OWNERSHIP OF TRUSTEES AND OFFICERS
AS A GROUP

                      WILIMINGTON SMALL CAP CORE PORTFOLIO
                           a series of WT Mutual Fund

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 14, 2003

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Leah M. Anderson and Charlotta Nilsson or any one of them, proxies, with full power of substitution, to vote all shares of the Wilmington Small Cap Core Portfolio of WT Mutual Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the administrator of the Fund, Rodney Square Management Corporation, 1100 North Market Street, Wilmington, DE 19890, on November 14, 2003 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1     To approve a change to the investment objective of the Portfolio.

          FOR       [ ]       AGAINST       [ ]       ABSTAIN       [ ]

2 To approve the reclassification of the investment objective of the Portfolio from "fundamental" to "non-fundamental."

          FOR       [ ]       AGAINST       [ ]       ABSTAIN       [ ]

3     To approve changes to the Portfolio's investment policies and strategies.

          FOR       [ ]       AGAINST       [ ]       ABSTAIN       [ ]

4 To approve a new advisory agreement among Rodney Square Management Corporation and WT Mutual Fund, on behalf of the Small Cap Core Portfolio.

          FOR       [ ]       AGAINST       [ ]       ABSTAIN       [ ]

5 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

          FOR       [ ]       AGAINST       [ ]       ABSTAIN       [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR a Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 14, 2003.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.

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Signature (if held jointly)                  Date
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